Exhibit 10.14

ARCA BIOPHARMA, INC.

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of October 10, 2008 by and between ARCA biopharma, Inc., a Delaware corporation (the “Company”), the undersigned Purchasers (individually, a “Purchaser” and collectively, the “Purchasers”) and Parent.

RECITALS

A. The Company has authorized the sale of its 6% convertible promissory notes due March 31, 2009 and warrants to purchase shares of the Company’s capital stock.

B. The Company and the Purchasers have entered into that certain Note and Warrant Purchase Agreement, dated September 24, 2008 (the “Purchase Agreement”) pursuant to which the Purchasers agreed to purchase the Notes at the Closing. Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Purchase Agreement.

C. Section 5.7 of the Purchase Agreement allows the Company, a majority of the Principal Series Preferred Stockholders (as such term is defined in the Restated Charter) and, for so long as the Merger Agreement remains in full force and effect, Parent, to amend the Purchase Agreement.

D. The Company, the undersigned Purchasers, who represent at least a majority of the Principal Series Preferred Stockholders (as such term is defined in the Restated Charter), and Parent, desire to amend the Purchase Agreement as provided below.

AMENDMENT

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants contained herein, the parties hereby agree as follows:

1. Section 1.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following language:

1.2 Issuance of Warrants. Subject to the terms of this Agreement, and for the additional consideration (the “Warrant Consideration”) set forth opposite such Purchaser’s name on the Schedule of Purchasers under the heading “Warrant Consideration,” the Company shall issue to each Purchaser a warrant to purchase shares of Common Stock of the Company. Subject to certain adjustments provided in the warrant, each warrant issuable pursuant to this Section 1.2 shall entitle the Purchaser to acquire the number of shares equal to the quotient of (a) one-fifth ( 1/5th) of such Purchaser’s total purchase price (“Total Purchase Price”) set forth opposite such

Purchaser’s name on the Schedule of Purchasers under the heading “Total Purchase Price”) divided by (b) the exercise price of each warrant, rounded up to the nearest share. The warrants shall be in substantially the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants”).

2. Section 1.4 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following language:

1.4 Delivery. At the Closing: (a) each Purchaser will deliver to the Company a check or wire transfer funds in the total amount of such Purchaser’s Total Purchase Price, (b) the Company shall issue and deliver to each Purchaser a Note in favor of such Purchaser payable in the principal amount of such Purchaser’s Loan Amount and a Warrant, and (c) the Company shall execute and deliver such other documents as the Purchasers shall reasonably require in order to consummate the transactions contemplated herein. In connection with the Closing, the Company shall have filed with the Delaware Secretary of State the Certificate of Amendment to the Restated Charter (as defined below) in substantially the form attached hereto as Exhibit C (the “Charter Amendment”).

3. The Schedule of Purchasers attached to the Purchase Agreement is hereby replaced in its entirety with the Schedule of Purchasers attached hereto as Exhibit A.

4. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect without change.

5. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this AMENDMENT as of the date first written above.

COMPANY:		PURCHASERS:

ARCA BIOPHARMA, INC.		SKYLINE VENTURE PARTNERS QUALIFIED PURCHASER FUND IV, L.P.

Signature:	/s/ Christopher D. Ozeroff	By:	Skyline Venture Management IV, LLC
Print Name:	Christopher D. Ozeroff		Its General Partner
Title:	Executive Vice President Business Development and General Counsel	By:	/s/ John G. Freund
John G Freund, Managing Director

INTERWEST PARTNERS IX, LP

		By:	InterWest Management Partners IX, LLC

		By:	/s/ Linda Grais
Linda Grais, Venture Member

ATLAS VENTURE FUND VII, L.P.

		By:	Atlas Venture Associates VII, L.P.
its General Partner

		By:	Atlas Venture Associates VII, Inc.
its General Partner

		Signature:	/s/ Kristen Laguerre
		Print Name:	Kristen Laguerre
		Title:	Vice President

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

SIGNATURE PAGE

BOULDER VENTURES IV, L.P.

By:	BV Partners IV, L.L.C., its General Partner

Signature:	/s/ Kyle Lefkoff
Print Name:	Kyle Lefkoff
Title:	Managing Member

BOULDER VENTURES IV (ANNEX), L.P.

By:	BV Partners IV, L.L.C., its General Partner

Signature:	/s/ Kyle Lefkoff
Print Name:	Kyle Lefkoff
Title:	Managing Member

THE PEIERLS FOUNDATION, INC.

Signature:	/s/ E. Jeffrey Peierls
Print Name:	E. Jeffrey Peierls
Title:	President

NUVELO, INC.

Signature:	/s/ Lee Bendekgey
Print Name:	Lee Bendekgey
Title:	Sr. VP, CFO and General Counsel

FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

SIGNATURE PAGE

SCHEDULE OF PURCHASERS

NAME AND ADDRESS	LOAN AMOUNT	WARRANT CONSIDERATION	TOTAL PURCHASE PRICE
SKYLINE VENTURE PARTNERS QUALIFIED PURCHASER FUND IV, L.P.	$1,742,362	$83,334	$1,825,696
525 University Ave Suite 520 Palo Alto, CA 94301 Attention: Kerry Kenny Facsimile: (650) 329-1090

INTERWEST PARTNERS IX, LP	$1,395,144	$66,728	$1,461,872
2710 Sand Hill Road Second Floor Menlo Park, CA 94025 Attention: Linda Grais Facsimile: (650) 854-4706

ATLAS VENTURE FUND VII, L.P.	$3,506,900	$167,730	$3,674,630
890 Winter Street, Suite 320 Waltham, MA 02451 Attention: General Counsel Facsimile: (781) 622-1701

BOULDER VENTURES IV, L.P.	$88,176	$4,217	$92,393
1900 Ninth Street, Suite 200 Boulder, CO 80302 Attention: Kyle Lefkoff Facsimile: (303) 444-0267

BOULDER VENTURES IV (ANNEX), L.P.	$1,331,715	$63,694	$1,395,409
1900 Ninth Street, Suite 200 Boulder, CO 80302 Attention: Kyle Lefkoff Facsimile: (303) 444-0267

THE PEIERLS FOUNDATION, INC.	$286,306	$13,694	$300,000
c/o U.S. Trust Company of N.Y. 114 West 47th Street New York, NY 10036 Attention: Mr. John Kennedy

TOTAL	$8,350,603.00	$399,397.00	$8,750,000.00